UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported)
May 27, 2016
Valhi, Inc.
(Exact name of registrant as specified in its charter)
Delaware	1-5467	87-0110150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5430 LBJ Freeway, Suite 1700, Dallas, Texas		75240-2697
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code
(972) 233-1700

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other.

As previously disclosed, at the registrant's 2016 annual meeting of stockholders held on May 26, 2016, the registrant's stockholders approved the registrant's third amended and restated certificate of incorporation, as set forth and described in detail in the registrant's definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 6, 2016.  On May 27, 2016, such amended and restated certificate of incorporation was filed with the Delaware Secretary of State.  A copy of the registrant's third amended and restated certificate of incorporation, included in such proxy statement, is also filed as Exhibit 3.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	Item No.	Exhibit Index

	3.1	Third Amended and Restated Certificate of Incorporation of the registrant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valhi, Inc.
(Registrant)

By: /s/ Gregory M. Swalwell
Date: May 31, 2016	Gregory M. Swalwell, Executive Vice President, Chief Financial Officer and Chief Accounting Officer

INDEX TO EXHIBITS

Item No.	Exhibit Index

3.1	Third Amended and Restated Certificate of Incorporation of the registrant